EXHIBIT (32.1)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Albany International Corp. (the Company) on Form 10-Q for the period ending September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the Report), Gunnar Kleveland, President and Chief Executive Officer, and Willard Station, Chief Financial Officer, Executive Vice President, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2025	/s/ Gunnar Kleveland
Gunnar Kleveland President and Chief Executive Officer (Principal Executive Officer)

/s/ Willard Station
Willard Station Executive Vice President, Chief Financial Officer (Principal Financial Officer)